UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 31, 2025

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2025, Augusta Gold Corp. a Nevada corporation (the “Company” or “Augusta Gold”), executed an amended Schedule A (the “Amended Schedule A”) to its amended and restated secured promissory note issued to Augusta Investments Inc. (the “Lender”) dated September 13, 2022, as amended and restated on March 27, 2024, and as amended by Amendment Number One dated June 28, 2024, Amendment Number Two dated September 20, 2024, Amendment Number Three dated December 27, 2024, and Amendment Number Four dated April 30, 2025 (the “Amended and Restated Note”).

The Amended Schedule A evidenced the Lender loaning the Company: (i) an additional US$1,050,000, comprised of US$1,000,000 in principal advanced from the Lender to the Company plus an earned origination fee of $50,000, on June 25, 2025; and (ii) an additional US$3,150,000, comprised of US$3,000,000 in principal advanced from the Lender to the Company plus an earned origination fee of $150,000, effective as of July 31, 2025 (such amounts, collectively, the “Additional Loans”).

Amounts to be used to fund business expenses incurred in the ordinary course prior to closing of the proposed acquisition of the Company by AngloGold Ashanti plc, as announced by the Company on July 16, 2025 (the “Transaction”). In the event that the Transaction is terminated and does not close, the origination fees for these advances will be credited toward interest due under the Amended and Restated Note.

Outside of adding the Additional Loans to the principal amount of the Amended and Restated Note as of the respective dates that such advances were made, the Amended Schedule A did not amend, alter, restate or otherwise change the principal terms and conditions of the Amended and Restated Note as described in Item 1.01 of the Company’s Current Reports as filed on September 19, 2022, March 28, 2024, July 5, 2024, October 2, 2024, December 27, 2024, and May 1, 2025, which disclosure is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amended Schedule A, dated July 31, 2025, to the Amended and Restated Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and US securities legislation. All statements, other than statements of historical fact, included herein including, without limitation, statements with respect to the benefits of the Merger to the Augusta Gold Shareholders, the anticipated date of the Company Stockholder Meeting and mailing of the proxy statement/information circular in respect of the Company Stockholder Meeting, timing for completion of the Merger and receiving the Company Required Vote, regulatory and court approvals, are forward-looking statements. Forward-looking information contained in this current report on Form 8-K is based on certain factors and assumptions made by management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Although Augusta Gold believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. In respect of the forward-looking statements and information concerning the anticipated completion of the proposed Merger and the anticipated timing for completion of the Merger, Augusta Gold provided them in reliance on certain assumptions that they believe are reasonable at this time, including assumptions as to the time required to prepare and mail stockholder meeting materials, including the required proxy statement/information circular; the ability of the parties to receive, in a timely manner, the necessary regulatory, court, the Company Required Vote and other third party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the Merger. These dates may change for a number of reasons, including unforeseen delays in preparing meeting material; inability to secure Company Required Vote, regulatory, court or other third party approvals in the time assumed or the need for additional time to satisfy the other conditions to the completion of the Merger. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this current report on Form 8-K concerning these times. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. Augusta Gold cautions investors that any forward-looking statements by Augusta Gold are not guarantees of future results or performance, and that actual results may differ materially from those in forward looking statements as a result of various factors, including, but not limited to, the ability to obtain requisite regulatory and the Company Required Vote and the satisfaction of other conditions to the consummation of the proposed Merger on the proposed terms and schedule; potential impact of the announcement or consummation of the proposed Merger on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; changes in applicable laws; the diversion of management time on the proposed Merger; the possibility that competing offers may be made; and other risks and uncertainties disclosed in Augusta Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 18, 2025 . Augusta Gold does not undertake to update any forward-looking statements, except in accordance with applicable securities laws. All of Augusta Gold’s Canadian public disclosure filings in Canada may be accessed via www.sedar.com and filings with the SEC may be accessed via www.sec.gov and readers are urged to review these materials, including the technical reports filed with respect to Augusta Gold’s mineral properties.

Additional Information About the Proposed Merger and Where to Find it

This current report on Form 8-K is not a substitute for the proxy statement/information circular or any other document that Augusta Gold may file with the SEC or Canadian securities regulators or send to the stockholders in connection with the Merger. The materials to be filed by Augusta Gold will be made available to Augusta Gold’s investors and stockholders at no expense to them and copies may be obtained free of charge on Augusta Gold’s website at www.augustagold.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov and on SEDAR+. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/INFORMATION CIRCULAR AND OTHER MATERIALS FILED WITH THE SEC OR CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AUGUSTA GOLD, THE MERGER, AND RELATED MATTERS.

Participants in the Solicitation

Augusta Gold and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Augusta Gold stockholders in connection with the Merger under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Augusta Gold’s executive officers and directors in the solicitation by reading the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed on March 18, 2025, with the SEC and Canadian securities regulators, and the proxy statement/information circular and other relevant materials that will be filed with the SEC and Canadian securities regulators in connection with the Merger when they become available. To the extent holdings of Augusta Gold’s securities by their respective directors or executive officers have changed since the amounts set forth in such Form 10-K for the fiscal year ended December 31, 2024, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4 filed by Augusta Investments Inc. and Richard Warke on March 13, 2025. Information concerning the interests of Augusta Gold’s participants in the solicitation, which may, in some cases, be different than those of the Augusta Gold’s stockholders generally, will be set forth in the proxy statement/information circular relating to the proposed Merger when it becomes available.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: August 6, 2025	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	General Counsel

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